REVOLVING COLLATERAL NOTE

NOTICE: This Negotiable Instrument Contains Provisions For Interest Rate Adjustments.

$1,000,000.00 Independence, Ohio June 16, 2023

FOR VALUE RECEIVED, each of the undersigned, jointly and severally, absolutely and unconditionally promises to pay not later than JUNE 16, 2024 ("Maturity Date") to the order of INDEPENDENCE BANK ("Bank"), an Ohio banking organization, its successors and assigns, at Bank's office located at 4401 Rockside Road, Independence, Ohio 44131 or at such other place as Bank may from time to time designate in writing, the principal sum up to ONE MILLION AND NO/100 DOLLARS (USD $1,000,000.00) or such portion thereof as shall have been advanced by Bank under this Revolving Collateral Note (this "Note") to or for the benefit of the undersigned, plus interest accruing from and after the disbursement date hereof and each subsequent disbursement date(s) hereunder until all sums due under this Note have been paid in full, on the unpaid principal balance owing this Note at a variable rate per annum equal to Bank's Prime Lending Rate, currently at 8.00%, as reported by any source chosen by Bank, from time to time in effect at Bank, based upon a year having 360 days and calculated for the actual number of days elapsed, with each change in Bank's Prime Lending Rate automatically and immediately resulting in a change in the rate of interest applicable hereunder, effective as of each date Bank's Prime Lending Rate changes, provided that in no event shall the rate of interest applicable to this Note exceed the maximum rate of interest permitted by any law applicable to the loan transaction evidenced hereunder. Bank's Prime Lending Rate may not be the lowest interest rate charged by Bank to any of its customers. If for any reason at any time there exists no source from which Bank may chose its Prime Lending Rate, then the interest rate applicable to this Note shall mean a published reference rate selected by Bank with notice thereof to the undersigned and after Bank exercises reasonable judgment based upon consideration of economic, money market, business, and competitive factors, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto.

As a condition to Bank's funding of the principal proceeds of this Note, the undersigned shall pay to Bank (i) a loan origination fee in the amount of $5,000.00 and upon Bank's demand, all of Bank's out-of-pocket costs and expenses incurred in connection with this Note, including, but not limited to, Bank's attorney fees.

Subject to the terms of this Note and the Loan Documents (as herein defined), Bank may advance sums from time to time hereunder and such sums may be repaid by the undersigned and re-advanced by Bank from time to time; provided, however, that the aggregate unpaid principal balance owing hereunder shall at no time exceed the face amount of this Note.

Prior to the Maturity Date, the undersigned shall make periodic payments under this Note, in the amounts and frequency described immediately below, unless repayment is required sooner by reason of default by the undersigned hereunder and acceleration thereafter by Bank:

A. QUARTERLY interest payments, due and payable in arrears, computed at the interest rate set forth above, for four (4) consecutive calendar quarters, commencing on SEPTMBER 16, 2023 and continuing on the same day of each calendar quarter thereafter (i.e., December 16, 2023, March 16, 2024, and June 16, 2024) to and including the quarterly payment due on JUNE 16, 2024, the Maturity Date of this Note on which date all unpaid principal and accrued interest owing to Bank under this Note shall be due and payable in full, together with any other fees, charges and costs payable hereunder; and

B. QUARTERLY fixed principal payments, each in the amount of One Hundred Thousand And No/100 Dollars (USD $100,000.00), due and payable on SEPTEMBER _16_, 2023, DECEMBER _16_, 2023, and MARCH _16_, 2024; and

C. On the Maturity Date of this Note, all unpaid principal and accrued interest owing to Bank shall be due and payable in full by the undersigned, together with any other fees, charges and costs payable hereunder.

If any periodic payment due hereunder shall become payable on a day other than a day on which Bank is open for business or payable on February 29 in a leap year, such payment shall be extended to the next succeeding business day and interest thereon shall be payable at the rate herein specified during the extension.

Prior to or after the Maturity Date, upon default in payment of any principal or interest when due, or upon any other default under the terms of this Note, the principal of and unpaid interest owing under this Note shall thereafter until paid in full bear interest at the rate of Four Percent (4.00%) per annum above the rate otherwise specified in this Note, but in no event shall the interest rate applicable to this Note prior to or after the Maturity Date exceed the maximum permissible interest rate allowed by law. The books and records of Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. If the balance owing under this Note shall exceed its face amount, the undersigned shall pay to Bank such excess on demand.

The undersigned, RANGE ENVIRONMENTAL RESOURCES, INC., a West Virginia corporation, duly licensed by the Ohio Secretary of State as a foreign for profit corporation assigned Ohio entity number 4872102 effective May 20, 2022 ("Debtor"), has caused to be deposited with and hereby pledges to Bank as security for the payment of this Note and every other liability of each of the undersigned to Bank, whether joint or several, absolute or contingent, due or not due, and whether heretofore or hereafter contracted or existing, and in whatsoever manner acquired by or accruing to Bank, whether prior to or after the Maturity Date and whether the same have been or shall be participated, in whole or in part, to others by trust agreement or otherwise (all of the foregoing hereinafter referred to as "Obligations"), the following described property:

> The items of equipment, related parts, and machinery owned by Debtor listed on Exhibit A attached hereto and incorporated herein by reference and any and all proceeds derived therefrom, together with any and all future attachments, enhancements, and replacements thereto, wheresoever situated all as further described in that certain commercial security agreement given by Debtor to Bank, as Secured Party, of even date herewith, the terms and conditions of which, including any and all attachments thereto and amendments thereof, are incorporated herein by reference, together with all UCC financing statements and any exhibits relating thereto, and any all amendments thereof, the terms and conditions of which are also incorporated herein by reference.

The undersigned may prepay all or any portion of the principal sum hereof at any time without penalty. All payments and other amounts received by Bank shall be credited first to any accrued but unpaid interest owing under this Note and then to the principal amount outstanding hereunder. In the event of a principal prepayment, the amount of the monthly payments of interest on this Note shall be decreased to reflect the reduced amount of principal outstanding under this Note.

All instruments and documents executed in connection with, or given as security for this Note, shall hereinafter be referred to collectively as the "Loan Documents." The terms and conditions of the Loan Documents are made a part hereof and incorporated herein by this reference and each of the undersigned and any guarantor(s) hereof covenant and agree to perform or cause to be performed all of

the terms, conditions, covenants and agreements of the Loan Documents as fully as if such terms, conditions, covenants and agreements were set forth at length herein. Any and all references in this Note to any other document(s), including any of the Loan Documents, shall be references to such document(s) as the same may from time to time be modified, amended, renewed, consolidated or extended.

Bank and any subsequent holder of this Note shall have the right to accelerate the Maturity Date and to require additional or replacement collateral, if Bank or any subsequent holder shall in good faith deem itself insecure any time. At the option of Bank or any subsequent holder of this Note, all of the Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (a) failure of the undersigned, with or without demand or notice, to deliver additional or replacement collateral to secure this Note satisfactory to Bank; (b) default in the payment or performance of any liability of the undersigned with respect to any of the Obligations or if any maker, endorser or guarantor of any of the Obligations shall default in the payment or performance pertaining thereto; (c) failure to pay when due any insurance premium for any property (real or personal) now or hereafter held as collateral for this Note; or (d) death, dissolution, termination of existence, insolvency, business failure, appointment of receiver of any property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any maker, endorser or guarantor hereof. Upon the occurrence of any event of default, and at any time thereafter, Bank or any subsequent holder of this Note shall have the right and remedies of a secured party under the Ohio Uniform Commercial Code.

Upon the occurrence of any event of default, and at any time thereafter, Bank or any subsequent holder of this Note shall have the right and remedies of a secured party under the Ohio Uniform Commercial Code. Unless the collateral securing this Note is perishable or threatens to decline speedily in value or is of a type customarily sold on recognized market, Bank or any subsequent holder of this Note will give the undersigned reasonable notice of the time or place of any public sale thereof or of the time after which any private sale or other intended disposition of such collateral is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the last known address of the undersigned at least five (5) days prior to the time of the sale or other disposition of collateral. Any deposits or other sums at any time credited by or due from Bank or any subsequent holder of this Note to any maker, endorser or guarantor hereof and any securities or other property of any maker, endorser or guarantor hereof in the possession of Bank or any subsequent holder of this Note may at all times be held and treated as collateral security for the payment of the Obligations. Bank or any subsequent holder of this Note may apply or set off such deposits or other sums at any time against any matured portion of the Obligations with respect to any maker, endorser or guarantor hereof.

Bank or any subsequent holder of this Note may, whether or not this Note is due, sue for, collect or make any compromise or settlement deemed desirable as to any collateral held hereunder. Neither Bank nor any subsequent holder of this Note shall be bound to take any steps necessary to preserve any rights in the collateral against prior parties, which the undersigned hereby assumes to do. Neither Bank nor any subsequent holder of this Note shall have any duty to exercise any warrant or option, to make any presentment or collection, or to preserve any right of any kind as to any collateral held hereunder or to pay interest on any cash deposits held as collateral hereunder. Upon any sale, transfer or pledge of this Note, the holder hereof may transfer and deliver some or all of the collateral securing this Note without any responsibility for any act, omission or course of dealing of any holder hereof with respect to such collateral and without terminating or otherwise affecting Bank's security interest in any collateral retained by Bank as and for security for any of the Obligations owing to Bank, and until payment in full of all of the Obligations, any and collateral retained by Bank with respect to the Obligations shall continue to secure, in accordance with the terms and conditions as set forth herein, any of the unpaid Obligations owing to Bank notwithstanding any surrender of this Note. No delay or omission on the part of Bank or any subsequent holder of this Note in exercising any right or remedy hereunder shall operate as a waiver

of such right or remedy or as a waiver of any other right or remedy under this Note. Any waiver hereunder by Bank or any subsequent holder hereof on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

The undersigned's payment and performance agreements under this Note shall be (a) cross-defaulted with any existing or future indebtedness owing by the undersigned and/or any guarantor(s) hereof to Bank and (b) cross-collateralized, to the extent permitted by law, by each and every collateral interest now or hereafter held by or granted to Bank by the undersigned and/or any guarantor(s) hereof in respect of any real or personal property lien or security interest, including, without limitation, any or all of the collateral securing this Note. As a result, any default under this Note shall automatically constitute a default under any and all other indebtedness owing by the undersigned and/or any guarantor(s) hereof to Bank and any default by the undersigned and/or any guarantor(s) hereof under any other indebtedness owing to Bank shall automatically constitute a default hereunder.

If this Note is now or later signed by more than one person, it shall be the joint and several liability of all such persons, and shall be binding upon each of their respective successors and permitted assigns. Every maker, endorser and guarantor of this Note or any of the Obligations hereby (a) waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note; (b) assents to any extension, amendment or postponement of the time of payment or any other indulgence permitted hereunder; (c) agrees to any substitution, exchange, or release of any collateral held hereunder and/or to the addition or release of any person or persons primarily or secondarily liable with respect to this Note. Each of the undersigned represents to Bank that (a) the indebtedness evidenced by this Note has been and will be used solely for business purposes; (b) that none of the indebtedness has been or will be used in any manner whatsoever for personal, family, educational or household purposes; (c) that the indebtedness evidenced by this Note is an exempted transaction under the Truth-In-Lending Act, 15 U.S.C. §1601, et seq. and not a "consumer loan" or a "consumer transaction" as defined in O.R.C. §2323.13(E)(1) and (2), respectively; and (d) this Note constitutes a "contract of indebtedness" under O.R.C. §1319.02(A)(1).

If this Note is placed in the hands of any attorney for collection or to defend or enforce any rights or remedies hereunder, each of the undersigned agrees to pay, to the extent permitted by law, including, without limitation, O.R.C. §1319.02, all reasonable attorneys' fees, together with all court costs and related expenses paid or incurred by Bank or any holder of this Note. As used herein, the term "holder" shall mean the payee or other endorsee of this Note, who is in possession of this Note or the bearer of this Note, if this Note is at the time payable to bearer.

So long as any indebtedness remains unpaid under this Note, each of the undersigned shall furnish to Bank financial statements certified by each of the undersigned, in form and content satisfactory to Bank, together with such additional financial documents and/or information as may be reasonably requested by Bank from time to time, including, without limitation, signed copies of federal tax returns, together with any and all exhibits, each of the undersigned files annually with the Internal Revenue Service. Such financial statements shall be furnished to Bank by each of the undersigned at such annual or interim time periods as Bank shall require from time to time. The failure by the undersigned to furnish the aforesaid financial statements, information, and documents shall be an event of default hereunder.

(JURY TRIAL WAIVER) EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BANK (OR ANY SUBSEQUENT HOLDER OF THIS NOTE) AND THE UNDERSIGNED ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED THERETO. THIS

WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF BANK (OR ANY SUBSEQUENT HOLDER OF THIS NOTE) TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE, ANY GUARANTY OF PAYMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

Each of the undersigned hereby authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States at any time after the above indebtedness becomes due, and to waive the issuance of service of process and to confess judgment against any one or more or all of the undersigned in favor of Bank (or any holder of this Note) for the amount then appearing due, together with interest at the rate provided for herein, and the costs of suit, together with any other charges, costs, and fees owing hereunder, and thereupon to waive and release all errors in said proceeding(s) and judgment(s), all petitions in error, all stays of execution, and all rights of appeal from the judgment(s) rendered. No such judgment or judgments against less than all of the undersigned shall be a bar to any subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon; this being a joint and several warrant of attorney to confess judgment. The within warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, this warrant of attorney may nevertheless be used to obtain one or more additional judgment(s). This provision and the rights herein granted shall not be affected by the death, dissolution or liquidation of the undersigned.

The undersigned has executed and delivered this Note to Bank on the date first written above.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RANGE ENVIRONMENTAL RESOURCES, INC.,
a West Virginia corporation,
licensed to transact business in Ohio

By: ______________________
Michael Cavanaugh,
Chief Executive Officer

ADDRESS: 200 Park Avenue, Suite 400
Cleveland, OH 44122

RANGE NATURAL RESOURCES, INC.,
a West Virginia corporation,
licensed to transact business in Ohio

By: ______________________
Michael Cavanaugh,
Chief Executive Officer

ADDRESS: 200 Park Avenue, Suite 400
Cleveland, OH 44122

LOAN NO.: ______________

MATURITY DATE: JUNE 16, 2024

EXHIBIT A

Debtor: RANGE ENVIRONMENTAL RESOURCES, INC., a West Virginia corporation[1]

Secured Party: INDEPENDENCE BANK, its successors and assigns

The items of equipment, related parts, and machinery listed below ("Property"), whether held by Debtor as inventory, equipment or otherwise, all of which has been given, assigned and transferred by Debtor to Secured Party to secure loan proceeds advanced by Secured Party, and any and all attachments, enhancements, modifications, accessions, spare parts, and related equipment, now or hereafter attached to any of the Property or otherwise made a part thereof, together with any and all items of equipment or other property accepted by Secured Party as replacements, substitutions and/or supplements thereto, plus all proceeds derived from the Property, wheresoever situated, and as further described in and governed by that certain commercial security agreement executed by Debtor and delivered to Secured Party, the terms and conditions of which, including any and all attachments thereto and amendments thereof, are incorporated herein by reference:

(1) One (1) 2006 Caterpillar D11 Dozer; S/N: 7PZ01446

(2) One (1) 1995 Caterpillar D11N Dozer with 11U blade, twin tilt, ss ripper; S/N: 74Z00776

(3) Caterpillar D11R Dozer parts; SN: 7PZ01504 (added to1995 Cat D11N)

(4) One (1) 2003 Caterpillar 777D 100-ton Rock Truck, S/N: 3PR00927

[1] Debtor is also duly licensed by the Ohio Secretary of State as a foreign for profit corporation and assigned Ohio entity number 4872102 effective May 20, 2022.